                                                                     Exhibit 4.1

                              COMMON STOCK                                                        COMMON STOCK


NUMBER                     INCORPORATED UNDER                                                                               SHARES
                            THE LAWS OF THE
DSG                        STATE OF DELAWARE


                   THIS CERTIFICATE IS TRANSFERABLE                                             SEE REVERSE SIDE FOR
                   IN CHARLOTTE, NC OR NEW YORK, NY.                                             CERTAIN DEFINITIONS


                                                                                                  CUSIP 000000 00 0


                          DICK'S SPORTING GOODS, INC.

THIS IS TO CERTIFY THAT






IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF


DICK'S SPORTING GOODS, INC. transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney upon surrender of this certificate, properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

COUNTERSIGNED AND REGISTERED:
     WACHOVIA BANK, N.A.
                              TRANSFER AGENT                                                  CHAIRMAN
                              AND REGISTRANT          DICK'S LOGO
                                                    SPORTING GOODS
BY
                         AUTHORIZED OFFICER                                                  SECRETARY

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                         UNIF GIFT MIN ACT -             Custodian
     TEN ENT - as tenants by the entireties                                     -----------           ----------
     JT TEN  - as joint tenants with right of                                      (Cust)               (Minor)
               survivorship and not as tenants                                  under Uniform Gifts to Minors
               in common                                                        Act
                                                                                   -----------------------------
                                                                                               (State)

For value received,                        hereby sell, assign and transfer unto
                    -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME, AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------------


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               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED;


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.